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                                 EXHIBIT 16(16)
                               POWERS OF ATTORNEY









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                                       62
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                                IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                         /s/ Peter R. Brown
                                         -----------------------------------
                                         Peter R. Brown
                                         Trustee and Vice Chairman


                                         Date:    August 31, 2002
                                              ------------------------------








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                                       63
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                                IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                         /s/ Daniel Calabria
                                         -----------------------------------
                                         Daniel Calabria
                                         Trustee

                                         Date:    September 2, 2002
                                              ------------------------------







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                                       64

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                                IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, her true and lawful attorneys and agents in her name, place and stead and on her behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                         /s/ Janice B. Case
                                         -----------------------------------
                                         Janice B. Case
                                         Trustee


                                         Date:    September 5, 2002
                                              ------------------------------








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                                       65

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                                IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                         /s/ Charles C. Harris
                                         -----------------------------------
                                         Charles C. Harris
                                         Trustee

                                         Date:    September 29, 2002
                                              ------------------------------








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                                       66

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                                IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                         /s/ Leo J. Hill
                                         -----------------------------------
                                         Leo J. Hill
                                         Trustee


                                         Date:    September 4, 2002
                                              ------------------------------









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                                       67

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                                IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                         /s/ John R. Kenney
                                         -----------------------------------
                                         John R. Kenney
                                         Trustee and Chairman


                                         Date:    September 9, 2002
                                              ------------------------------









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                                       68

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                                IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                         /s/ Russell A. Kimball, Jr.
                                         -----------------------------------
                                         Russell A. Kimball, Jr.


                                         Date:    September 7, 2002
                                              ------------------------------









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                                       69

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                                IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.




                                         /s/ Larry N. Norman
                                         -----------------------------------
                                         Larry N. Norman
                                         Trustee


                                         Date:    September 9, 2002
                                              ------------------------------










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                                       70

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                                IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                         /s/ William W. Short, Jr.
                                         -----------------------------------
                                         William W. Short, Jr.
                                         Trustee


                                         Date:    September 1, 2002
                                              ------------------------------










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                                       71

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                                IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                         /s/ Jack E. Zimmerman
                                         -----------------------------------
                                         Jack E. Zimmerman
                                         Trustee


                                         Date:    September 3, 2002
                                              ------------------------------










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